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                                                                     EXHIBIT 4.4

NUMBER                                                   SHARES

                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

                          U.S. FRANCHISE SYSTEMS, INC.

                             Total Authorized Issue
                     5,000,000 Shares -- Par Value $.01 each
                              Class B Common Stock

                                                         SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT

is the owner of

Fully Paid and Non-Assessable Shares of the above Corporation transferable upon the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

         Witness the seal of the Corporation and the signatures of its duly authorized officers.

         Dated:

SECRETARY/TREASURER                                                    PRESIDENT

                          U.S. FRANCHISE SYSTEMS, INC.
                                    CORPORATE
                                      SEAL
                                      1997
                                    DELAWARE
                                        *



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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM--as tenants in common
         TEN ENT--as tenants by the entireties
         JT TEN --as joint tenants with right of
                  survivorship and not as tenants
                  in common

         UNIF GIFT MIN ACT--________ Custodian ________
                            (Cust)             (Minor)

                            under Uniform Gifts to Minors
                            Act _______________________
                                       (State)

    For Value Received, _________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________
______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------------

                                       In presence of:




                                       ----------------------------------------
                                                      Signature

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.